UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):   July 26, 2006
                                                         -----------------


                      INTERNATIONAL SHIPHOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                       2-63322                   36-2989662
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


       650 Poydras Street, New Orleans, Louisiana                    70130
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        (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (504) 529-5461
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02.      Results of Operations and Financial Condition.

     On July 28, 2006, International Shipholding Corporation issued a press release reporting its financial results for the second quarter of 2006. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.


Item 2.06.      Material Impairments

     On June 27, 2006, International Shipholding Corporation filed a Form 8-K to report the announcement of our intention to relocate the U.S. terminal operations of our Rail-Ferry Service from New Orleans, Louisiana to Mobile, Alabama during the first quarter of 2007. The relocation of the terminal is the result of the closure of the Mississippi River Gulf Outlet ("MR-GO") where the terminal is located to deep-draft shipping subsequent to Hurricane Katrina.

     At the time of that filing, we were reviewing our options for future utilization of the assets that will remain at the New Orleans terminal. The Company's management has since determined that our net investment in those assets of $8.866 million has been fully impaired as a result of the closure of the MR-GO to deep-draft shipping. Management reported this conclusion to the Board of Directors on July 26, 2006, and the Board agrees with management's determination. Accordingly, an impairment loss of $8.866 million was recorded during the second quarter of 2006. The circumstances associated with the impairment loss are further described in the press release reporting our financial results for the second quarter of 2006, which is included as Exhibit
99.1 of this filing.


Item 9.01.      Financial Statements and Exhibits.

     (c)  Exhibit

          Exhibit Number                Document
          --------------                --------

               99.1                     Press Release dated July 28, 2006








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

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Manuel G. Estrada

                  ---------------------------------------------
                                Manuel G. Estrada
                   Vice President and Chief Financial Officer


Date    July 28, 2006
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